(8) Inventory	3 Months Ended
Dec. 31, 2013
Notes
(8) Inventory

(8)           INVENTORY

Inventory is valued at the lower of the cost or market.  Cost is determined using the first-in, first-out (“FIFO”) method.  Market is determined based on the estimated net realizable value, which generally is the item selling price.  Inventory is periodically reviewed in order to identify obsolete or damaged items or impaired values.

Inventory consists of raw materials that are used in the manufacturing of TrackerPAL® and ReliAlert devices.  Completed TrackerPAL® and ReliAlert devices are reflected in Monitoring Equipment.  As of December 31, 2013 and September 30, 2013, respectively, inventory consisted of the following:

	December 31,	September 30,
	2013	2013
Raw materials	$ 892,655	$ 615,144
Reserve for damaged or obsolete inventory	(252,114)	(148,043)
Total inventory, net of reserves	$ 640,541	$ 467,101